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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  SEPTEMBER 27, 2002
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                          STRATUS SERVICES GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


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
   Delaware                                   001-15789                    22-3499261
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(State or other jurisdiction            (Commission File No.)             (I.R.S. Employer
of incorporation or organization)                                        Identification No.)
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             500 Craig Road, Suite 201, Manalapan, New Jersey 07726
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                    (Address of principal executive offices)


                                 (732) 866-0300
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               (Registrant's telephone number including area code)






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         As previously disclosed in the Form 8-K of Stratus Services Group, Inc. (the "Company") filed on April 4, 2002 with the Securities and Exchange Commission (the "Commission"), on March 28, 2002 the Company completed the sale of the assets of its Engineering Services Division (the "Division") to SEA Consulting Services Corporation ("SEA") pursuant to the Asset Purchase Agreement dated as of January 24, 2002 among the Company, SEP, LLC ("SEP"), Charles Sahyoun, Sahyoun Holdings LLC and SEA. The transaction was approved by a vote of the Company's stockholders at the annual meeting of stockholders held on March 28, 2002.

         The assets of the Division had been transferred to SEP, a limited liability company in which the Company owns a 70% interest, at the time of the execution of the Asset Purchase Agreement. Sahyoun Holdings, LLC, a company wholly owned by Charles Sahyoun, the President of the Division, owns the remaining 30% interest in SEP.

         Under the terms of the Asset Purchase Agreement, the Company received an initial cash payment of $1,560,000, which represented 80% of the initial $2,200,000 installment of the purchase price payable to SEP after the satisfaction of certain liabilities and expenses of SEP. Sahyoun Holdings, LLC received the other 20% of the initial net installment of the purchase price, or $440,000.
The Asset Purchase Agreement requires the purchaser to make the following additional payments to SEP:

         (a) A payment of $1 million, plus or minus the amount by which SEA's profit for the six months ending June 30, 2002, as determined pursuant to the Asset Purchase Agreement, is greater or less than $600,000 (the "Second Payment");

         (b) A payment of $1 million, plus or minus the amount by which the SEA's profit for the six months ending December 31, 2002, as determined pursuant to the Asset Purchase Agreement, is greater or less than $600,000 (the "Third Payment");

         (c) Five subsequent annual payments (the "Subsequent Payments") which will be based upon a multiple of the annual successive increases, if any, in the SEA's profit during the five year period beginning on January 1, 2003 and ending December 31, 2007.

         Pursuant to an allocation and indemnity agreement entered into by the Company, Sahyoun Holdings, LLC and Mr. Sahyoun (the "Allocation and Indemnity Agreement"), the Company was entitled to $250,000 of the Second Payment and $250,000 of the Third Payment. On April 15, 2002, by letter agreement between the Company, Sahyoun Holdings, LLC and Joseph J. Raymond, Sr., the Company's Chairman and Chief Executive Officer, the parties agreed to a modification of the Allocation and Indemnity Agreement. Per that letter agreement, Sahyoun Holdings, LLC provided the Company with $200,000 cash in exchange for the Company's short-term, 90-day demand note, due and payable by August 1, 2002 in the amount of $250,000. The $250,000 was paid by the Company from our share of the Second Payment which was received by us in June 2002.

         Sahyoun Holdings LLC and Mr. Sahyoun have guaranteed the $250,000 payment to be made to the Company from the Third Payment, regardless of the operating results of SEA. Upon its receipt of the payments required under the Allocation and Indemnity Agreement, the Company's interest in SEP will terminate and it will not be entitled to any additional payments under the Asset Purchase Agreement, including the Subsequent Payments. Sahyoun Holdings LLC is entitled to all amounts paid to SEP under the Asset Purchase Agreement other than $500,000 of payments made or payable to the Company pursuant to the Allocation and Indemnity Agreement and guaranteed by Charles Sahyoun and Sahyoun Holdings, LLC as described above. Under the terms of the Asset Purchase Agreement, Sahyoun Holdings LLC will not be entitled to any Subsequent Payments or its allocable share of the Second and Third Payments if Mr. Sahyoun's employment with SEA ceases for any reason other than death or permanent disability prior to December 31, 2003.

         On the date hereof, the Company is also filing a Form S-1 Registration Statement to register on behalf of certain selling stockholders (a) 266,760 shares of Common Stock issued to investors pursuant to a private



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placement in December 2001; (b) 1,458,933 shares of Common Stock issuable upon conversion of 1,458,933 shares of Series A Preferred Stock issued in a private placement in July 2001; (c) 899,931 shares of Common Stock issuable upon conversion of 899,931 shares of Series A Preferred Stock issuable, in lieu of cash dividends, in respect of the shares of Series A Preferred Stock issued in the July 2001 private placement; (d) 22,244,000 shares of Common Stock issuable upon conversion of 16,683 shares of Series E Preferred Stock issued in a Series E private placement in July 2002; (e) 2,669,280 shares of Common Stock issuable in lieu of cash dividends in respect to the shares of Series E Preferred Stock issued in the July 2002 Series E private placement; (f) 10,000,000 shares of Common Stock issuable upon conversion of 10,000 shares of Series F Preferred Stock issued in a Series F private placement in July 2002; (g) 3,500,000 shares of Common Stock issuable in lieu of cash dividends in respect of the shares of Series F Preferred Stock issued in the July 2002 Series F private placement; and
(h) 256,667 shares of Common Stock issuable upon the exercise of warrants issued in private placements.

         Due to the filing of the S-1 Registration Statement and because the Company has discontinued a business segment as described above and as previously disclosed in the April 4, 2002 Form 8-K, the Company is required to retroactively restate the financial statements contained in its Annual Report on Form 10-K/A for the fiscal year ended September 30, 2001 to reflect the Division as discontinued operations in accordance with Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions."

         Accordingly, included in Item 7 of this Form 8-K are the Company's restated financial statements as of September 30, 2001 and 2000 and for the fiscal years ended September 30, 2001, 2000 and 1999. The restated financial statements are now the historical financial statements of the Company and supercede the historical financials included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, filed on January 25, 2002, as amended on Form 10-K/A filed on March 5, 2002.

         This Form 8-K should be read in conjunction with the Company's other public filings with the Securities and Exchange Commission, including the Company's Form 10Q for the quarterly period ended June 30, 2002 filed on August 14, 2002.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (A)      Not applicable.

         (B)      Not applicable.

         (C)      The following exhibits are included with this Report:

                  Exhibit 23        Consent of Amper, Politziner & Mattia, P.C.

                  Exhibit 99.1 Restated financial information as of September 30, 2001 and 2000 and for the fiscal years ended September 30, 2001, 2000 and 1999.

                  Exhibit 99.2      Schedule II - Valuation and Qualifying
                                    Accounts



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        STRATUS SERVICES GROUP, INC.

                                        By:  /S/ JOSEPH J. RAYMOND
                                             -----------------------------------
                                              Joseph J. Raymond
                                              President & CEO

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